Exhibit 99.1
Open Lending Reports First Quarter 2022 Financial Results

AUSTIN, TX, May 5, 2022 – Open Lending Corporation (Nasdaq: LPRO) (the “Company” or “Open Lending”), a leading provider of lending enablement and risk analytics solutions to financial institutions, today reported financial results for its first quarter of 2022.

“We are pleased with our first quarter results, which included a 32% increase in certified loans, a 14% increase in revenue and a 11% increase in Adjusted EBITDA compared to first quarter of 2021. These strong results are despite near-term headwinds to our business, including low levels of dealer inventory due to the global semiconductor chip shortages and supply chain challenges and inflated used car values and the impact on affordability,” said John Flynn, Chairman and CEO of Open Lending. “During the quarter we added 18 new customers which demonstrates the value proposition of our platform and our continued momentum. We also further penetrated our existing customer base during the quarter, with our top 10 customers, excluding OEMs, increasing their certification volume by 166% in Q122 as compared to Q121.”

Three Months Ended March 31, 2022 Highlights
•The Company facilitated 43,944 certified loans during the first quarter of 2022, compared to 33,318 certified loans in the first quarter of 2021
•Total revenue was $50.1 million during the first quarter of 2022, compared to $44.0 million in the first quarter of 2021
•Gross profit was $45.3 million during the first quarter of 2022, compared to $40.6 million in the first quarter of 2021
•Net income was $23.2 million during the first quarter of 2022, compared to $12.9 million in the first quarter of 2021
•Adjusted EBITDA was $33.8 million during the first quarter of 2022, compared to $30.3 million in the first quarter of 2021

Adjusted EBITDA is a non-GAAP financial measure. Reconciliations of this non-GAAP financial measure to its most directly comparable GAAP financial measure are provided in the financial tables included at the end of this press release. An explanation of this measure and how it is calculated is also included under the heading “Non-GAAP Financial Measures.”

2022 Outlook
Based on the first quarter results and trends into second quarter 2022, the Company is reaffirming its previously issued guidance of the following:

Full Year 2022 Outlook
Total Certified Loans	195,000 - 225,000
Total Revenue	$210 - 240 million
Adjusted EBITDA	$135 - 160 million
Adjusted Operating Cash Flow (a)	$140 - 165 million

a.Adjusted Operating Cash Flow is defined as Adjusted EBITDA, minus CAPEX, +/- change in contract assets.

The guidance provided above includes forward-looking statements within the meaning of U.S. securities laws. While the financial guidance takes into account the continuing impact of the global COVID-19 pandemic, the impact of the pandemic has been unprecedented and the future effect of the pandemic on the global economy and our financial results remains uncertain, and our actual results may differ materially. See “Forward-Looking Statements” below.

Conference Call
Open Lending will host a conference call to discuss the first quarter 2022 financial results today at 5:00 pm ET. Hosting the call will be John Flynn, Chairman and CEO, Ross Jessup, President and COO, and Chuck Jehl, CFO. The conference call will be webcast live from the Company's investor relations website at https://investors.openlending.com/ under the “Events” section. The conference call can also be accessed live over the phone by dialing (833) 420-0410, or for international callers (236) 714-4304; the conference ID is 8207059. An archive of the webcast will be available at the same location on the website shortly after the call has concluded.

About Open Lending
Open Lending (Nasdaq: LPRO) provides loan analytics, risk-based pricing, risk modeling and default insurance to auto lenders throughout the United States. For over 20 years, we have been empowering financial institutions to create profitable auto loan portfolios by saying “yes” to more automotive loans. For more information, please visit www.openlending.com.

Forward-Looking Statements
This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995, including statements related to market trends, the impact of the global COVID-19 pandemic on factors impacting the Company’s business, the Company’s new lender pipeline, consumer behavior and demand for automotive loans, as well as future financial performance under the heading “2022 Outlook” above. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements are based on various assumptions and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the Company’s control. These forward-looking statements are subject to a number of risks and uncertainties, including general economic, market, political and business conditions; the continuing effects of the COVID-19 pandemic on consumer behavior; applicable taxes, inflation, supply chain disruptions including global hostilities and responses thereto, interest rates and the regulatory environment; the outcome of judicial proceedings to which Open Lending is, or may become a party; failure to realize the anticipated benefits of the business combination with Nebula Acquisition Corporation (“Business Combination”); other risks discussed in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2021 and our subsequently filed Quarterly Reports on Form 10-Q. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know or that they currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this press release. The Company anticipates that subsequent events and developments will cause their assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Non-GAAP Financial Measures
The non-GAAP financial measures included in this press release are financial information that has not been prepared in accordance with GAAP. The Company uses Adjusted EBITDA, Adjusted EBITDA margin and Adjusted operating cash flows internally in analyzing our financial results and believes these measures are useful to investors, as a supplement to GAAP measures, in evaluating our ongoing operational performance. The Company believes that the use of non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial results with other companies in our industry, many of which present similar non-GAAP financial measures to investors.

The Company believes these measures provide useful information to investors and others in understanding and evaluating its operating results in the same manner as its management and board of directors. In addition, these measures provide useful measures for period-to-period comparisons of our business, as they remove the effect of certain non-cash items and certain non-recurring variable charges. Adjusted EBITDA is defined as GAAP net income excluding interest expense, income tax expense, depreciation and amortization expense, share-based compensation expense and loss on extinguishment of debt. Adjusted EBITDA margin is defined as Adjusted EBITDA expressed as a percentage of total revenue. Adjusted operating cash flows is defined as Adjusted EBITDA, minus CAPEX, +/- change in contract assets.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measure provided in the financial statement tables included below in this press release.

Contact:
ICR for Open Lending
Investors
openlending@icrinc.com

OPEN LENDING CORPORATION
Condensed Consolidated Balance Sheets
(Unaudited, in thousands, except share data)

	March 31, 2022	December 31, 2021
Assets
Current assets
Cash and cash equivalents	$147,404	$116,454
Restricted cash	3,031	3,055
Accounts receivable, net	8,060	6,525
Current contract assets, net	58,265	70,542
Income tax receivable	2,090	1,345
Other current assets	1,749	4,873
Total current assets	220,599	202,794
Property and equipment, net	2,792	2,663
Operating lease right-of-use assets, net	5,048	5,189
Non-current contract assets, net	49,187	42,414
Deferred tax asset, net	64,949	65,503
Other non-current assets	157	262
Total assets	$342,732	$318,825
Liabilities and stockholders’ equity
Current liabilities
Accounts payable	195	1,285
Accrued expenses	5,510	3,984
Current portion of debt	3,125	3,125
Third-party claims administration liability	3,029	3,050
Other current liabilities	550	621
Total current liabilities	12,409	12,065
Long-term debt, net of deferred financing costs	142,437	143,135
Non-current operating lease liabilities	4,508	4,643
Total liabilities	$159,354	$159,843
Commitments and contingencies
Stockholders’ equity
Preferred stock, $0.01 par value; 10,000,000 shares authorized, none issued and outstanding	—	—
Common stock, $0.01 par value; 550,000,000 shares authorized, 128,198,185 shares issued and 126,217,955 shares outstanding as of March 31, 2022 and 128,198,185 shares issued and 126,212,876 shares outstanding as of December 31, 2021	1,282	1,282
Additional paid-in capital	498,057	496,983
Accumulated deficit	(259,285)	(282,439)
Treasury stock at cost, 1,980,230 shares at March 31, 2022 and 1,985,309 at December 31, 2021, respectively	(56,676)	(56,844)
Total stockholders’ equity	183,378	158,982
Total liabilities and stockholders’ equity	$342,732	$318,825

OPEN LENDING CORPORATION
Condensed Consolidated Statements of Operations
(Unaudited, in thousands, except share data)

	Three Months Ended March 31,
	2022	2021
Revenue
Profit share	$28,310	$27,730
Program fees	19,726	14,911
Claims administration and other service fees	2,032	1,367
Total revenue	50,068	44,008
Cost of services	4,788	3,362
Gross profit	45,280	40,646
Operating expenses
General and administrative	7,482	8,212
Selling and marketing	3,733	2,397
Research and development	1,823	591
Total operating expenses	13,038	11,200
Operating income	32,242	29,446
Interest expense	(803)	(3,289)
Interest income	25	84
Loss on extinguishment of debt	—	(8,778)
Other expense	—	(131)
Income before income taxes	31,464	17,332
Income tax expense	8,310	4,470
Net income	$23,154	$12,862
Net income per common share
Basic	$0.18	$0.10
Diluted	$0.18	$0.10
Weighted average common shares outstanding
Basic	126,215,698	126,803,096
Diluted	126,216,197	126,837,832

OPEN LENDING CORPORATION
Condensed Consolidated Statements of Cash Flows
(Unaudited, in thousands)

	Three Months Ended March 31,
	2022	2021
Cash flows from operating activities
Net income	$23,154	$12,862
Adjustments to reconcile net income to net cash provided by operating activities:
Share-based compensation	1,281	701
Depreciation and amortization	304	388
Non-cash operating lease cost	141	134
Loss on extinguishment of debt	—	8,778
Deferred income taxes	554	1,330
Changes in assets & liabilities:
Accounts receivable, net	(1,535)	(2,451)
Contract assets, net	5,504	(7,876)
Other current and non-current assets	3,066	1,979
Accounts payable	(1,090)	(611)
Accrued expenses	1,526	478
Income tax payable/receivable	(745)	3,151
Operating lease liabilities	(119)	(140)
Third-party claims administration liability	(21)	62
Other current and non-current liabilities	(88)	50
Net cash provided by operating activities	31,932	18,835
Cash flows from investing activities
Purchase of property and equipment	(186)	(3)
Net cash used in investing activities	(186)	(3)
Cash flows from financing activities
Proceeds from term loans	—	125,000
Proceeds from revolving facility	—	50,000
Payments on term loans	(781)	(166,847)
Payment of deferred financing costs	—	(1,491)
Shares withheld for taxes for restricted stock units	(39)	—
Net cash (used in) provided by financing activities	(820)	6,662
Net change in cash and cash equivalents and restricted cash	30,926	25,494
Cash and cash equivalents and restricted cash at the beginning of the period	119,509	104,148
Cash and cash equivalents and restricted cash at the end of the period	$150,435	$129,642
Supplemental disclosure of cash flow information:
Interest paid	$721	$2,722
Income tax paid (refunded), net	8,501	(16)
Non-cash investing and financing:
Internally developed software accrued but not paid	$—	$463
Deferred financing costs accrued but not paid	—	178

OPEN LENDING CORPORATION
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited, in thousands)

	Three Months Ended March 31,
	2022	2021
Net income	$23,154	$12,862
Non-GAAP adjustments:
Interest expense	803	3,289
Income tax expense	8,310	4,470
Depreciation and amortization expense	221	193
Share-based compensation	1,281	701
Loss on extinguishment of debt (1)	—	8,778
Total adjustments	10,615	17,431
Adjusted EBITDA	33,769	30,293
Total revenue	$50,068	$44,008
Adjusted EBITDA margin	67%	69%

Adjusted operating cash flows (2)
Adjusted EBITDA	$33,769	$30,293
CAPEX	(186)	(3)
Decrease (increase) in contract assets, net	5,504	(7,876)
Adjusted operating cash flows	$39,087	$22,414
Notes:

(1)Reflects unamortized deferred financing costs that were written off in connection with the refinancing of our Term Loan due 2027 on March 19, 2021.
(2)Adjusted operating cash flow is defined as Adjusted EBITDA, minus CAPEX, +/- change in contract assets.